Exhibit 10.1
Execution Version
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of December 21, 2021 (the “First Amendment Effective Date”), is among CIVITAS RESOURCES, INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
Recitals
A.    The Borrower, the Administrative Agent, the Lenders and the Issuing Banks are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this First Amendment to, among other things, amend the Credit Agreement as set forth in Section 2 hereof and to be effective as of the First Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date, in the manner provided in this Section 2.
2.1Additional Definition. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:
“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of December 21, 2021, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
2.2Amended Definition. The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Guarantee Agreement and the Fee Letter.
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2.3Amendment to Section 8.01(o) of the Credit Agreement. Section 8.01(o) of the Credit Agreement is hereby amended by amending and restating clause (ii) therein to read in full as follows:
(ii)    to the extent the Leverage Ratio is greater than or equal to 1.0 to 1.0 as of the Applicable Leverage Ratio Test Date with respect to such Specified Swap Test Date, that the Credit Parties are in compliance with Section 8.19 as of such Specified Swap Test Date and providing supporting information reasonably satisfactory to the Administrative Agent demonstrating compliance with Section 8.19.
2.4Amendment to Section 8.19 of the Credit Agreement. Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 8.19    Swap Agreements. Commencing with the fiscal quarter ending December 31, 2021, as of the last day of each fiscal quarter (each such date, a “Specified Swap Test Date”), the Credit Parties shall be party to Swap Agreements, in the form of fixed-price swaps and purchased put options or collars, in each case, with prices and terms reasonably acceptable to the Administrative Agent, covering not less than fifty percent (50%) of the reasonably anticipated projected production from Oil and Gas Properties constituting Proved Developed Producing Reserves (as reflected in the most recently delivered Reserve Report prior to such Specified Swap Test Date) for each of crude oil and natural gas, calculated separately, for each calendar month of the twelve (12) calendar month period commencing with the calendar month immediately following such Specified Swap Test Date; provided that if the Leverage Ratio is less than 1.0 to 1.0 as of the Applicable Leverage Ratio Test Date with respect to any such Specified Swap Test Date, the Credit Parties shall not be required to comply with the foregoing requirements for such Specified Swap Test Date. The Borrower shall not unwind, terminate or enter into any off-setting positions to the hedges required under this Section 8.19 except (i) to the extent necessary to comply with Section 9.14, (ii) in connection with a transaction permitted by Section 9.10(e) or (iii) at the time of such unwinding, termination or off-setting trade, it was not required to comply with this Section 8.19. Notwithstanding anything to the contrary contained herein, for purposes of this Section 8.19, the Leverage Ratio as of September 30, 2021 shall be deemed to be less than 1.0 to 1.0 and the Credit Parties shall not be required to comply with this Section 8.19 for the Specified Swap Test Date occurring on December 31, 2021.
Section 3.Conditions Precedent. The effectiveness of this First Amendment is subject to the following:
3.1Counterparts. The Administrative Agent shall have received counterparts of this First Amendment from (a) each of the Credit Parties and (b) each of the Lenders constituting the Majority Lenders.
3.2Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.
3.3Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
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Section 4.Miscellaneous.
4.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
4.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (iv) agrees, with respect to each Credit Party that is a Guarantor, that its Guarantee under the Guarantee Agreement remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that no Event of Default exists.
4.3Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof.
4.4No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
4.5Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
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4.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.7Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.8Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
[Signature Pages Follow.]
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The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	CIVITAS RESOURCES, INC.

	By:	/s/ Marianella Foschi
	Name:	Marianella Foschi
	Title:	Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

GUARANTORS:

BONANZA CREEK ENERGY OPERATING COMPANY, LLC
HOLMES EASTERN COMPANY, LLC
ROCKY MOUNTAIN INFRASTRUCTURE, LLC
HIGHPOINT RESOURCES CORPORATION
HIGHPOINT OPERATING CORPORATION
FIFTH POCKET PRODUCTION, LLC
EXTRACTION OIL & GAS, INC.
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
TABLE MOUNTAIN RESOURCES, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XTR MIDSTREAM, LLC
7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
XOG SERVICES, LLC
RAPTOR CONDOR MERGER SUB 2, LLC
CRESTONE PEAK RESOURCES GP INC.
CRESTONE PEAK RESOURCES LLC
CRESTONE PEAK RESOURCES ACQUISITION COMPANY I LLC
CRESTONE PEAK RESOURCES OPERATING LLC
CRESTONE PEAK RESOURCES MIDSTREAM LLC
CRESTONE PEAK RESOURCES HOLDINGS LLC
COLLEGIATE HOLDINGS LLC
CRESTONE PEAK RESOURCES WATKINS MIDSTREAM LLC
CRESTONE PEAK RESOURCES WATKINS HOLDINGS LLC
CRESTONE PEAK RESOURCES LP

By:	/s/ Marianella Foschi
Name:	Marianella Foschi
Title:	Chief Financial Officer
Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Authorized Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George McKean
Name:	George McKean
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce Hernandez
Name:	Bruce Hernandez
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

TRUIST BANK,
as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Senior Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

BOKF, NA,
as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

COMERICA BANK,
as a Lender

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name:	Michael Dieffenbacher
Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.